1
March 2009
www.amedisys.com
NASDAQ: AMED

2
Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based.

3
Important Website Information
We encourage everyone to visit the Investors Section of our
website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and
SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

4
Investment Highlights
  Focus on home nursing and related services to Medicare
 population
  Large, growing and highly fragmented industry
  Strong internal growth and cash flow with low recurring
 routine cap ex
  Proven operating model supported by sophisticated
 technology system
  Demonstrated ability to identify and integrate
 acquisitions
  Liquidity availability to fund external growth
  Extensive delivery platform ideally positioned for
 Medicare care management initiatives
  Experienced management team

5
  William F. Borne
 Chairman and Chief Executive Officer
 CEO since founding the Company in 1982
  Larry R. Graham
 President and Chief Operating Officer, Director
 Joined Amedisys in 1996; COO since 1999;
 President since 2004
  Dale E. Redman, CPA
 Chief Financial Officer
 Joined Amedisys in February 2007
  Alice Ann Schwartz
 Chief Information Officer
 Joined Amedisys in 1998, CIO since 2004,
 SVP Clinical Operations since 2003
  Jeffrey Jeter
 Chief Compliance Officer
 Joined Amedisys in 2001
Management Team

6
Corporate Overview1
  Founded in 1982, publicly
 listed 1994
  528 locations in 37 states
  Leading provider of home
 health services
 ‒ Services include skilled
 nursing and therapy
  94% of Home Health revenue
 is episodic based (both
 Medicare & non-Medicare)
1For the year ended December 31, 2008
2Forecasted 2009 annual results as of 1/06/09, reaffirmed on 2/17/09 earnings call
Revenue Mix
Stats
› 14,800 employees
› Daily visits = 19,200
› 7,004,200 visits in 2008
› 2009 revenue guidance = $1.475 billion2

- Average patient is 82 years old
- Higher acuity patient
- Patient is taking an average of 13 medications
  - 15 medications for greater than two episodes

Poly Pharmacy Needs
12.75
Average Number of Meds = 12.75
Date Range: 2008
Population: 198,793
Source: Amedisys AMS2

Age Distribution 65 and Older - 2008 -
Age Distribution: 65 y/o>
Date Range - 2008 (Jan-Dec)
Pop. Size: 258,706
Source: Amedisys AMS2 Completed Medicare Episodes
# of Patients
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
10%
14%
18%
23%
21%
11%
3%
65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 101 103 105 107

7
Patient Overview

2008 Patients by Service Days

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
129,411
33,808
12,828
6,691
3,815
2,426
1,657
1,190
853
599
1-60
61-120
121-180
181-240
241-300
301-360
361-420
421-480
481-540
541-600

Days	Patients	Percentage
1-60	129,411	66.96%
61-120	33,808	17.49%
121-180	12,828	6.64%
181-240	6,691	3.46%
241-300	3,815	1.97%
301-360	2,426	1.25%
361-420	1,657	0.86%
421-480	1,190	0.62%
481-540	853	0.44%
541-600	599	0.31%
Total	193,278	100.00%

8
• 85% receive care/
 discharged within 2
 episodes
• 10% received care within
 4 episodes
• 5% - Chronic Subset
Patient Length of Stay

WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
N. DAKOTA
S. DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MAINE
MA
CT
RI
PENN
NJ
DE
NEBRASKA
IOWA
ILLINOIS
IN
OHIO
W VA
VIRGINIA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
KENTUCKY
TENNESSEE
N CAR
S CAR
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

9
Our Locations
National home nursing provider located in 37 states, the District of Columbia and
Puerto Rico. Largest provider in the Southern and Southeastern United States.
‒ 480 home nursing
 locations
‒ 48 hospice locations

10
Our Strategy
  Focus on Medicare-eligible patients
  Emphasize internal growth
  Select, acquire and integrate quality home care agencies
  Focus on leveraging our cost-efficient operating structure
  Develop and deploy specialized programs for chronic
 diseases and conditions
  Expand care coordination platform
  Start-up activities

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$23.2
$25.6
$27.5
$29.2
$30.8
$32.7
$35.3
$38.6
$42.4
$46.4
$51.0
$56.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

11
Medicare Revenue Market Size
  2006: Medicare spending
 for home health reached
 $14 billion and hospice
 was $9.2 billion, giving a
 combined total of $23.2
 billion
  2017: Home health will
 contribute $36 billion and
 hospice $20 billion of the
 projected $56 billion
Source: CBO's March 2008 Baseline: MEDICARE
MEDICARE Home Health and Hospice Revenue
$ in billions

- Industry is highly fragmented
- 9,200 Medicare-certified nursing agencies
- Publicly-owned providers account for less than 7% of the home nursing market
- Most are single-site, small, local or regional providers:
  - Independently-owned agencies
  - Visiting nurse associations
  - Facility and hospital-based agencies

Medicare Certified Home Health Agencies

10,000
8,000
6,000
4,000
2,000
-
2002
2003
2004
2005
2006
2007

12
Home Nursing Market
Source: CMS Oscar data books and Medpac reports

13
Industry Growth Drivers
  Trend from inpatient to home-based care:
 ‒ Patient preference
 ‒ Payor incentives
 ‒ Technology advancements
  Demographics - aging population
 ‒ 8,000 Americans will become Medicare eligible each
 day beginning in 2011 and by 2030, 57.8 million
 baby boomers will be eligible for Medicare benefits1
  Increased prevalence of chronic and co-morbid
 conditions
1Source: United States Census Bureau

14
Internal Growth
  Internal revenue growth of 30% for Q4 2008 and 28% for the full year of 2008
  Internal growth driven by:
 ‒ Overall industry growth
 ‒ Increase in episodic-based admissions
 • Focus on start-ups
 ‒ Increase in episodic-based recertification's
 • Higher acuity levels and co-morbidities, requiring
 more intensive services
 ‒ Increase in episodic-based revenue per episode
 • Development of therapy intensive specialty
 programs
 • Focus of the new Medicare payment system

# of Home Health Agencies
0
5
10
15
20
25
30
35
40
8
13
25
36
32
35
40
Projected
2003
2004
2005
2006
2007
2008
2009
Completed
Projected

15
Start-Up Strategy
  Home health start-ups
 typically generate $1.5 - $2.0
 million in run-rate revenue
 by the end of their second
 year of operations
  ~ 18 months to recoup the
 $250,000 - $350,000
 investment
  40 home health and 5
 hospice start-ups projected
 in 2009
* Reported numbers are for home health start-ups
Yearly Start-Ups

- **Acquisition rationale:**
  - Industry leadership
  - Leverage our operating/business systems
  - Value accretion through synergies and agency profitability enhancement
- **Acquisition criteria:**
  - Defined pricing objectives
  - Targeted geographic profile
  - Compatible payor mix
  - Consistent clinical metrics
  - Expandable referral base
  - Opportunities for future internal growth

Number of Acquired Agencies
160
140
120
100
80
60
40
20
0
9
83
0
17
11
38
14
131
2005
2006
2007
2008
Hospice
Home Health

	2005	2006	2007	2008
Reported Purchase Price	148.6M	17.8M	120.5M	478.1M
Number of Deals	8	9	10	6

16
Acquisition Strategy
92
17
49
145

Amedisys
Home Health Services

Referral Source

58%
43%
41%
27%
60%
50%
40%
30%
20%
10%
0%
Hospital Referral
Physician Referral
Amedisys
National Norm

17
High Quality Health Care
Source: OCS Corporate Comparative Report
Period: 1/1/08 - 9/30/08

Case Mix
Case Mix Weight (%)
1.55
1.5
1.45
1.4
1.35
1.3
1.25
1.2
2005
2006
2007
AMED
Nation

18
Higher Acuity Level Patients
Source: OCS BBI Reporter Corporate Comparative Report Date Range: 2005-2007

Amedisys
Home Health Services
% of Patients
90
80
70
60
50
40
30
20
10
0
49
44
54
53
60
48
72
64
71
64
48
43
67
61
31
29
22
22
66
68
1
1
85
79
Impovement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of Oral Meds
Improvement in Dyspnea
Acute Care Hospitalization 1
Emergent Care 1
Discharge to Community
Emergent Care New Wound 1
Improvement of Surgical Wounds
Amedisys
Nation

19
High Quality Outcomes
Outcomes - June 2008
Amedisys vs. Nation
1 Lower % is better
Source: www.medicare.gov

20
High Quality Health Care
  Care Management
 ‒ 13 disease management programs
 ‒ 70 clinical tracks
  Specialty Division
 ‒ Balanced For Life first program in
 division
 ‒ Serves higher acuity patients
 ‒ Rolled out to 178 locations through 2008

- Strategic advantages from technology
- Standardized processes:
  - Automated review of assessment forms
  - Automated scheduling
  - Web-based HR and payroll system
- Evidenced based clinical care management
  - Centralized cardiac telehealth
  - Centralized ET nursing
  - Multidisciplinary wound program

- Controls over business system infrastructure
  - Coding controls
  - Clinical operations controls
  - Billing controls
  - Patient recertification
  - Compliance
- Centralized management of clinical oversight/utilization:
  - Real-time episode analysis
  - Daily/Weekly review of quality indicators
  - Executive information system

21
Investments in Technology

22
Comprehensive Compliance Program
Local Level
• Point of care system
 enhances clinical
 documentation accuracy
 with real-time assessment
 input
• Clinical nurse review of
 assessments
• Physician review/approval
• Standardized care plans
• Weekly case conferences
• Monthly audits
• End of episode case review
Regional Level
Corporate Level
• Unannounced
 compliance & billing
 audits
• Regional directors
 monitor compliance
 status and resolve errors
• Real-time monitoring
 capability of local level
 activity via Point of Care
 system
• Compliance training for all
 employees
• Compliance concerns hotline
• Compliance review of metric
 variances
• Compliance manager site
 visits
• Semi-annual
 clinical/compliance reviews
• Annual Sarbanes-Oxley audit
• Annual billing competency
 testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

23
Medicare Reimbursement
  Implemented in October 2000
 ‒ Base payment for 60-day episode of care
 ‒ Adjusted for patient acuity and market factors
  2008 CMS issued reimbursement changes
 ‒ Better alignment of reimbursement with patient needs
 ‒ Expands HHRG’s from 80 to 153
 ‒ More integrated reimbursement for therapy
 ‒ Allocation of more dollars to later episodes
 ‒ Benefits agencies with a greater mix of higher-acuity patients
  2009 Changes
 ‒ Market basket increase of approximately 3%
 ‒ Increase offset by 2.75% case mix creep adjustment
 ‒ No rural add-on payment

24
  Strong revenue growth
  EPS growth of greater than 20% for six consecutive years
  Stable margins
  Low leverage
  High cash flow

Financial Highlights

Revenue & EPS

Revenue (in Thousands)
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
EPS
Guidance
2004
2005
2006
2007
2008
2009
Revenue
EPS

25
Financial Highlights

26
Summary Financial Results

($ in millions, except per share data)	2006	2007	2008
Net revenue	$541.1	$697.9	$1,187.4
Period-over-period growth	41.8%	29.0%	70.1%
Gross margin	288.9	368.9	624.8
Margin	53.4%	52.9%	52.6%
CFFO	43.1	93.1	150.7
Adjusted EBITDA[1]	75.7	109.8	181.4
Margin	14.0%	15.7%	15.3%
Adjusted fully-diluted EPS[2]	$1.72	$2.32	$3.31
1 Adjusted EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization plus certain TLC integration costs and less the
Alliance gain. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs and less the earnings per share effect of the Alliance gain. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

27
	2006	2007	2008
Agencies at period end	275	354	528
Period-over-period growth	24.4%	28.7%	49.2%
Total visits	3,437,881	4,302,830	7,004,200
Period-over-period growth	45.4%	25.2%	62.8%
Episodic-based admissions	108,140	129,649	199,371
Period-over-period growth	32.7%	19.9%	53.8%
Episodic-based completed episodes	172,930	219,855	353,076
Period-over-period growth	42.9%	27.1%	60.6%
Episodic-based revenue per episode	$2,634	$2,660	$2,854
Period-over-period growth	2.6%	1.0%	7.3%
Summary Performance Results

28
	Dec. 31, 2007	Mar. 31, 2008	Dec. 31, 2008
Assets
Cash	$ 56.2	$ 25.2	$ 2.8
Accounts Receivable, Net	96.3	144.1	175.7
Property and Equipment	68.3	75.4	79.3
Goodwill	332.5	734.2	733.9
Other	33.8	58.8	78.5
Total Assets	$ 587.1	$ 1,037.7	$ 1,070.2
Liabilities and Stockholders’ Equity
Debt	$ 24.0	$ 417.4	$ 328.6
All Other Liabilities	116.1	151.9	180.3
Stockholders’ Equity	447.0	468.4	561.3
Total Liabilities and Stockholders’ Equity	$ 587.1	$ 1,037.7	$ 1,070.2
Leverage Ratio	0.2x	2.4x	1.6x
Summary Balance Sheet
($ in millions)

60.0
55.0
50.0
45.0
40.0
35.0
Days Sales Outstanding
52.9
46.3
46.8
49.3
51.3
51.2
51.4
56.7
54.4
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
DSO - Gross (2)
DSO - Net (3)

29
Days Revenue Outstanding
(DSO)
(1) For the three-month period ended March 31, 2008, our calculation of days revenue excludes the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home
 Health Care, Inc. and Comprehensive Home Healthcare Services, Inc. (“HMA”) acquisitions at March 31, 2008 by our average daily net patient revenue, excluding the results of TLC and HMA for the three-
 month period ended March 31, 2008.
(2)  Our calculation of days revenue outstanding (gross) is derived by dividing our period ending gross patient accounts receivable (defined as the summation of our Medicare patient accounts receivable, net of estimated revenue adjustments and our other outstanding patients accounts receivable, before considering the allowance for doubtful accounts) at December 31, 2008, 2007 and 2006 by our average daily net patient revenue for the three-month periods ended December 31, 2008, 2007 and 2006, respectively.
(3) )  Our calculation of days revenue outstanding (net) is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) at
 December 31, 2008, 2007 and 2006 by our average daily net patient revenue for the three-month periods ended December 31, 2008, 2007 and 2006, respectively.
(1)

30
Accounts Receivable

($ in thousands)	December 31, 2007	December 31, 2008
Medicare	$ 78,502	$ 136,869
Estimated revenue adjustments	(3,622)	(7,220)
Medicare patient accounts receivable, net	74,880	129,649
Non-Medicare	34,397	73,101
Allowance for doubtful accounts	(12,968)	(27,052)
Non-Medicare patient accounts receivable, net	21,429	46,049
Patient accounts receivable, net	$ 96,309	$ 175,698
Note:
On average we collect over 99% of our Medicare revenue
On average we collect approximately 87% of our non-Medicare revenue
Combined we collect approximately 97.5% of all revenue
($ in millions)	December 31, 2007	December 31, 2008
Medicare ERA + non Medicare ADA	$ 17.1	$ 30.4
% of Revenue	2.5%	2.6%

31
Liquidity
  Available line of credit (LOC): 12/31/08   = $160m
  2009 Estimated CFFO - Cap Ex - Required Debt Pay = $140m

32
Summary
  Strong revenue growth
  EPS growth of greater than 20% for six consecutive
 years
  Stable margins
  Low leverage
  High cash flow

33
Guidance1

1Guidance excludes the effects of future acquisitions, if they are made.
2Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on January 6, 2009 and reaffirmed on February 17, 2009 earnings call.
Calendar Year 20092
 Net revenue:   $1.425 - $1.475 billion
 EPS:    $4.10 - $4.30
 Diluted shares:   27.5 million

34
Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office - 225.292.2031
Fax - 225.295.9653
kleblanc@amedisys.com
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.